UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 15, 2015
WATERSTONE FINANCIAL, INC.
(Exact name of Registrant as specified in its charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-36271 (Commission File Number)	90-1026709 (I.R.S. Employer Identification No.)

11200 W. Plank Ct, Wauwatosa, Wisconsin 53226
(Address of principal executive offices)

(414) 761-1000
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                          Regulation FD Disclosure

On December 15, 2015, Eric Egenhoefer, President of Waterstone Mortgage Corporation, which is the wholly owned subsidiary of WaterStone Bank SSB, announced that Waterstone Mortgage Corporation had originated over $2 billion of mortgage loans for 2015, and that 84% of those originations were for purchases.

A copy of the announcement is attached as Exhibit 99 to this Current Report.

Item 9.01.                          Financial Statements and Exhibits

(d)            Exhibits:

Exhibit No.	Description

99	Announcement regarding loan originations of Waterstone Mortgage Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Waterstone Financial, Inc.

Date: December 15, 2015	/s/ William F. Bruss
Name: William F. Bruss
Title: Chief Operating Officer and Corporate Secretary